                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported): February 27, 2003
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                        KEYCORP STUDENT LOAN TRUST 2002-A
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             (Exact Name of Registrant as Specified in its Charter)


              Delaware                                        333-62624-03                            36-4444932
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(State or Other Jurisdiction of Incorporation)         (Commission File Number)          (I.R.S. Employer Identification No.)





c/o Key Bank USA, National Association, as Administrator, 800 Superior Avenue,
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Attn: Jeneen Sloan, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code: (216) 828-9367
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                             Exhibit Index on Page 4



                                Page 1 of 8 pages

AMENDED CURRENT REPORT ON FORM 8-K

In connection with its first quarterly distribution of funds to holders of its Floating Rate Asset Backed Notes on February 27, 2003, KeyCorp Student Loan Trust 2002-A (the "Trust") filed, on March 3, 2003, its Current Report on Form 8-K. Thereafter, it was discovered that the amounts distributed on such distribution date (as reflected in the Noteholders' Statement attached as Exhibit 99(a) to the March 3, 2003 Current Report) were incorrect, due to the application of miscalculated interest rates. Promptly upon discovery of the error, the Administrator, on behalf of the Trust, contacted and began coordinating with the Trustee to distribute a corrected Noteholders' Statement and adjust the distributions made so that they reflected the properly calculated distribution amounts for the February 27, 2003 distribution date. Accordingly, the restated Noteholders' Statement for the February 27, 2003 distribution date is attached to this Amended Current Report on Form 8-K which shall amend and restate in its entirety the Current Report on Form 8-K that was filed on behalf of the Trust on March 3, 2003.

Item 5.  OTHER EVENTS

On February 27, 2003, the KeyCorp Student Loan Trust 2002-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibit to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending January 31, 2003, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBIT

Exhibit 99(a) -      Noteholder's Statement



                                Page 2 of 8 pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 27, 2003




                                KeyCorp Student Loan Trust 2002-A


                                By: KeyBank USA, National Association,
                                    as Administrator




                                By:         /S/ DARLENE H. DIMITRIJEVS
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                                            Darlene H. Dimitrijevs, CPA
                                            Senior Vice President





                                Page 3 of 8 pages

                                  EXHIBIT INDEX





Exhibit

99(a)    Noteholder's Statement                                     5







                                Page 4 of 8 pages